Employee Benefit And Equity Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit And Equity Plans
17.	EMPLOYEE BENEFIT AND EQUITY PLANS

401(k) Plan

We sponsor a 401(k) Plan for eligible employees who have satisfied age and service requirements. Employees can make contributions to the plan up to allowable limits. Our contributions to the plan are discretionary. Our contributions to the plan attributable to continuing operations were approximately $0.4 million, $0.3 million and $0.1 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Equity Plans

We recognize all share-based payments to employees, including grants of employee stock options, in the income statement based on their grant-date fair values, using prescribed option-pricing models where applicable. The fair value is expensed over the requisite service period of the individual grantees, which generally equals the vesting period. We report any benefits of tax deductions in excess of recognized compensation as a financing cash flow, rather than as an operating cash flow.

2007 Long-Term Incentive Plan

We have granted stock options, stock appreciation rights and restricted stock awards to various employees and non-employee directors under the terms of our 2007 Long-Term Incentive Plan (the “Plan”). The Plan is administered by the Compensation Committee of our board of directors (the “Compensation Committee”). Among the Compensation Committee’s responsibilities are selecting participants to receive awards, determining the form, amount and other terms and conditions of awards, interpreting the provisions of the Plan or any award agreement and adopting such rules, forms, instruments and guidelines for administering the Plan as it deems necessary or proper. All actions, interpretations and determinations by the Compensation Committee are final and binding. The composition of the Compensation Committee is intended to permit the awards under the Plan to qualify for exemption under Rule 16b-3 of the Exchange Act. In addition, awards under the Plan, including annual incentive awards paid to executive officers subject to section 162(m) of the Code or covered employees, are intended to satisfy the requirements of section 162(m) to permit the deduction by us of the associated expenses for federal income tax purposes. The Compensation Committee has authorized the issuance of 3,079,470 shares under the Plan, with 929,635 and 1,408,494 still available as of December 31, 2011 and 2010, respectively.

All awards granted under the Plan have been issued at the prevailing market price at the time of the grant. All outstanding stock options have been awarded with five or ten year expiration at an exercise price equal to our closing price on the NASDAQ Global Market on the day of the award. A forfeiture rate based on a blended average of individual participant terminations and number of awards cancelled is used to estimate forfeitures prospectively.

Stock Options

During the year ended December 31, 2011, the Compensation Committee awarded nonqualified options to purchase a total of 90,074 shares of our common stock to three employees. During the year ended December 31, 2010, the Compensation Committee awarded nonqualified options to purchase a total of 111,174 shares of our common stock to three employees and five non-employee directors. The nonqualified stock options granted to our employees and non-employee directors during 2010 and 2011 have an exercise price equal to the closing price of our common stock on the NASDAQ Global Market on the date of the grant, and vest and become exercisable in one-third increments on the first, second or third anniversary of the grant date, provided that the option holder remains our employee or a director until that date. All options also provide that all unvested options vest and become immediately exercisable upon a “change in control” of us; as such term is defined in the Plan.

During fiscal year 2009, with the approval of our Compensation Committee, we modified the terms of certain stock option award agreements of three former employees located in our Southwest Region to partially vest options previously granted to such individuals. The options were partially vested pursuant to the terms of severance agreements entered into with the former employees as a result of the termination of their employment following the sale of our Southwest Region assets and the closing of our Midland, Texas office in March 2009. As modified, the options partially vested and became exercisable with respect to a total of 58,749 shares of our common stock which had an exercise price of $9.99. We recognized approximately $0.3 million in compensation expense related to these awards, $0.2 million of which would have been recognized over the remaining life of the options had they not been accelerated.

Stock options represent the right to purchase shares of stock in the future at the fair market value of the stock on the date of grant. In the event that any outstanding award expires, is forfeited, cancelled or otherwise terminated without the issuance of shares of our common stock or is otherwise settled in cash, shares of our common stock allocable to such award, including the unexercised portion of such award, shall again be available for the purposes of the Plan. If any award is exercised by tendering shares of our common stock to us, either as full or partial payment, in connection with the exercise of such award under the Plan or to satisfy our withholding obligation with respect to an award, only the number of shares of our common stock issued net of such shares tendered will be deemed delivered for purposes of determining the maximum number of shares of our common stock then available for delivery under the Plan.

A summary of the stock option activity is as follows:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Term (in years)	Aggregate Intrinsic Value (in thousands)
Options outstanding, December 31, 2008	993,700	$13.81
Granted	68,888	4.84
Exercised	0	0
Cancelled/Forfeited	(188,751)	12.06

Options outstanding, December 31, 2009	873,837	$13.41
Granted	111,174	11.83
Exercised	(22,000)	9.99
Cancelled/Forfeited	(136,500)	18.18

Options outstanding, December 31, 2010	826,511	$12.50
Granted	90,074	12.74
Exercised	(139,682)	9.75
Cancelled/Forfeited	(78,576)	13.75

Options Outstanding, December 31, 2011	698,327	$12.94	4.7	$2,470

Options Exercisable, December 31, 2011	566,385	$13.26	4.8	$2,052

Stock-based compensation expense from continuing operations relating to stock options for the years ended December 31, 2011, 2010 and 2009 totaled $0.7 million, $1.0 million and $1.0 million, respectively. The expense related to stock option grants was recorded on our Consolidated Statements of Operations under the heading of General and Administrative expense. The intrinsic value of stock options exercised for the years ended December 31, 2011, 2010 and 2009 was $0.3 million, $49,000 and $0, respectively. The total tax benefit for the years ended December 31, 2011, 2010 and 2009 was $0.1 million, $19,000 and $0, respectively.

The fair value of each option grant is estimated on the date of the grant using the Black-Scholes option-pricing model with the following assumptions:

	Year Ended December 31,
	2011	2010	2009
Expected dividend yield	0%	0%	0%
Expected stock price volatility	74.7%	90%	72%
Risk-free interest rate	0.63%	1.66%	1.87%
Expected life of options (years)	4	4-6.5	4-6.5

The dividend yield of zero is based on the fact that we have never paid cash dividends on common stock and have no present intention of doing so. Our expected historical volatility factor was determined by assessing the common stock trading history of eight publicly-traded oil and gas companies that we determined to be similar to us in ways such as their operating strategy, capital structure, production mix and volume and asset size in addition to our own historical volatility. The risk-free interest rate was determined by interpolating the average yield on a U.S. Treasury bond for a period approximately equal to the expected average life of the options. The average expected life has been determined using the “simplified method” in which the average expected life of the option is equal to the average of the term of the option and the vesting period. We elected to use the simplified method for determining the average expected life because we do not have a history on which to base estimates for the term to exercise of our granted stock options. We used an estimated forfeiture rate of 26.0% in 2011 for calculating stock-based compensation expense related to stock options and this rate is based on historical experience.

Based on the above assumptions, the weighted average estimated fair value of options granted during the years ended December 31, 2011, 2010 and 2009 was $6.06 per share, $6.74 per share and $3.26 per share, respectively. The weighted average exercise price of options granted during 2011, 2010 and 2009 was $12.78, $11.83 and $4.84 per share, respectively.

A summary of the status of our issued and outstanding stock options as of December 31, 2011 is as follows:

	Outstanding			Exercisable
Exercise Price	Number Outstanding at 12/31/11	Weighted- Average Remaining Contractual Life (Years)	Weighted- Average Exercise Price	Number Exercisable at 12/31/11	Weighted- Average Exercise Price
$9.99	230,499	5.9	$9.99	230,499	$9.99
$9.50	100,000	5.9	$9.50	100,000	$9.50
$13.56	12,500	6.1	$13.56	12,500	$13.56
$22.34	30,000	6.3	$22.34	30,000	$22.34
$23.88	75,000	1.4	$23.88	75,000	$23.88
$23.28	4,000	1.5	$23.28	4,000	$23.28
$19.92	13,000	1.6	$19.92	13,000	$19.92
$21.10	30,000	1.7	$21.10	30,000	$21.10
$5.04	46,041	7.4	$5.04	30,696	$5.04
$10.42	29,548	8.5	$10.42	9,848	$10.42
$13.01	18,526	3.8	$13.01	6,175	$13.01
$12.50	19,139	3.9	$12.50	6,380	$12.50
$11.87	3,500	4.3	$11.87	0	$0
$12.30	36,574	1.1	$12.30	18,287	$12.30
$13.19	50,000	4.8	$13.19	0	$0

Total	698,327	4.7	12.94	566,385	13.26

The weighted average remaining contractual term and the aggregate intrinsic value for options outstanding at December 31, 2011 were 4.7 years and $2.5 million, respectively. The weighted average remaining contractual term and the aggregate intrinsic value for options exercisable at December 31, 2010 were 6.7 years and $2.5 million, respectively. As of December 31, 2011, unrecognized compensation expense related to stock options totaled approximately $0.5 million, which will be recognized over a weighted average period of 2.4 years.

Stock Appreciation Rights

During the year ended December 31, 2008, the Compensation Committee awarded 109,500 stock appreciation rights (“SARs”) to five employees, and there were no awards made in 2009, 2010 or 2011. SARs represent the right to receive cash or shares of common stock in the future equivalent to the difference between the fair market value at the time of exercise and the strike price. The SARs have an exercise price equal to $13.56, the closing price of our common stock on the NASDAQ Global Market on the date of the grant, and vest and become exercisable on the third anniversary of the grant date, provided that the holder remains our employee until that date. The SARs also provide that all unvested SARs vest and become immediately exercisable upon a “change in control” of us, as such term is defined in the Plan. The outstanding SARs issued as of December 31, 2011 may only be exercised for cash settlement. We incurred expense related to these awards of $0, a credit of $0.2 million and expense of $0.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.

	Outstanding					Exercisable
Strike Price	Number of SARs Granted	SARs Forfeited or Cancelled	SARs Outstanding	Weighted- Average Remaining Contractual Life (Years)	Weighted- Average Strike Price	SARs	Weighted- Average Exercise Price
$ 13.56	109,500	(89,000)	20,500	6.1	$13.56	0	$0

Total	109,500	(89,000)	20,500	6.1	$13.56	0	$0

As of December 31, 2011, the aggregate intrinsic value of SARs outstanding was approximately $25,000. There have been no SAR exercises to date. All of our SARs were granted in 2008 with grant date fair values of $6.91 per share based on a weighted average exercise price of $13.56 per share, expected annual dividends per share of 0.0%, expected life in years of 6.5, expected volatility of 45.1% and a risk-free interest rate of 4.1%. The dividend yield of zero is based on the fact that we have never paid cash dividends on common stock and have no present intention of doing so. Our expected historical volatility factor was determined by assessing the common stock trading history of eight publicly-traded oil and gas companies that we determined to be similar to us in ways such as their operating strategy, capital structure, production mix and volume and asset size. The risk-free interest rate was determined by interpolating the average yield on a U.S. Treasury bond for a period approximately equal to the expected average life of the SARs. The average expected life has been determined using the “simplified method” in which the average expected life of the SARs is equal to the average of the term of the SARs and the vesting period. We elected to use the simplified method for determining the average expected life because we do not have a history on which to base estimates for the term to exercise of our granted stock options. We do not use an estimated forfeiture rate as all awards are expected to vest and become exercisable.

Restricted Stock Awards

During the year ended December 31, 2011, the Compensation Committee issued 709,890 shares of restricted common stock to selected employees and non-employee directors. During the year ended December 31, 2010, the Compensation Committee issued 860,563 shares of restricted common stock to selected employees and non-employee directors. The shares granted in 2011 and 2010 are subject to time vesting and performance-based vesting. The shares will vest on the date on which the Compensation Committee certifies that the performance goals have been satisfied, provided that the recipient has been in continuous employment with us from the grant date through the third anniversary of the grant date. Restrictions on the transfer associated with vesting schedules were determined by the Compensation Committee on an individual award basis. The restricted common stock is valued at the closing price of our common stock on the NASDAQ Global Market on the date of the grant. Upon a “change in control” of us, as such term is defined in the Plan, all restrictions will immediately lapse for performance-based awards to varying degrees based on performance metrics at the time of the change in control. For awards that do not contain a performance-based condition, all restrictions immediately lapse upon a change in control. Compensation expense associated with the restricted stock award is recognized on a straight-line basis over the vesting period.

We recorded compensation expense related to restricted common stock awards of $0.9 million, $0.1 million and $0.2 million for the years ended December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011, total unrecognized compensation cost related to the restricted common stock grants was approximately $3.3 million to be recognized over a weighted average of 2.5 years.

A summary of the restricted stock activity for the years ended December 31, 2011, 2010 and 2009 is as follows:

	Number of Shares	Weighted- Average Grant Date Fair Value
Restricted stock awards, as of January 1, 2009	20,000	$23.00
Awards	261,850	2.05
Forfeitures	(33,750)	2.05

Restricted stock awards, as of December 31, 2009	248,100	$3.74
Awards	860,563	12.07
Forfeitures	(293,698)	7.99

Restricted stock awards, as of December 31, 2010	814,965	$11.01
Awards	755,816	13.07
Forfeitures	(342,955)	11.60

Restricted stock awards, as of December 31, 2011	1,227,826	$12.11